\

                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):        February 8, 2000
                                                 -------------------------------


                                 ALKERMES, INC.
     ----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


  Pennsylvania                           0-19267              23-2472830
--------------------------------------------------------------------------------
(State or Other                      (Commission File       (IRS Employer
Jurisdiction of Incorporation)       Number)                Identification No.)


            64 Sidney Street
              Cambridge, MA                                 02139-4136
--------------------------------------------------------------------------------
          (Address of Principal                             (Zip Code)
            Executive Offices)




                                 (617) 494-0171
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
     ----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

         On February 8, 2000, Alkermes, Inc. announced that it intends to offer, subject to market and other conditions, $150 million of Convertible Subordinated Notes due 2007 ($200 million if an option for an additional $50 million is exercised in full) through initial purchasers to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act"). The notes would be convertible into Alkermes' common stock at the option of the holder, at a price to be determined. The offering is expected to close in February 2000. The press release announcing this private placement is attached as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99       Press Release dated February 8, 2000

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ALKERMES, INC.



                                            By: /s/ James M. Frates
                                                -----------------------------
Date: February 14, 2000                         James M. Frates
                                                Vice President and Chief
                                                Financial Officer

                                 ALKERMES, INC.

                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX


EXHIBIT NO.                EXHIBIT

99                         Press Release dated February 8, 2000